Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

          I, T. Tracy Bilbrough, Chief Executive Officer of Juno Lighting, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The annual report on Form 10-K for the year ended November 30, 2003, as filed with the Securities and Exchange Commission on February 25, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Juno Lighting, Inc.

Dated: February 25, 2004

/s/ T. TRACY BILBROUGH
T. Tracy Bilbrough
Chief Executive Officer